Exhibit 99.1

Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080

Fax (248) 281-0940

30600 Telegraph Road, Suite 2175

Bingham Farms, MI 48025-4586

www.sucpas.com

November 1, 2010

Board of Directors

Diamond Information Institute, Inc.

2300 W. Sahara Avenue, Suite 800

Las Vegas, Nevada 89102

Sent via email

To the Board of Directors:

Effective immediately, the CPA firm of Silberstein Ungar, PLLC is resigning as independent auditor for Diamond Information Institute, Inc.

We wish you the best of luck in the future.

/s/ Silberstein Ungar, PLLC

Silberstein Ungar, PLLC

Cc: Securities and Exchange Commission